UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2014

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO		64836
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2014 Award Formula for the Company’s 2014 Key Officers Incentive Plan. On March 26, 2014, the Compensation Committee of the Company’s Board of Directors (the “Committee”) adopted the 2014 Award Formula (the “2014 Award Formula”) for the Company’s 2014 Key Officers Incentive Plan (the “Plan”). The Plan was previously adopted by the Committee at its meeting on February 26, 2014. The Plan was filed March 25, 2014 as Appendix A to the Company’s Proxy Statement. The Plan, and indirectly the 2014 Award Formula, is subject to shareholder approval at the annual meeting of shareholders. If approved, the Plan and the 2014 Award Formula will become effective as of January 1, 2014. If not approved, no awards will be paid pursuant to the Plan or the 2014 Award Formula.

The 2014 Award Formula is applicable to the Company’s executive officers, including the named executive officers listed below. Under the 2014 Award Formula, an executive officer would be eligible to receive a cash award calculated by multiplying his annual salary at the end of the year by a percentage set by the Committee (the “Target Percentage”), then applying the award formula. Corporate Participants and Profit Center Participants have separate award calculations based on factors defined in the 2014 Award Formula as follows:

Participant Type	Performance Objectives	Relative Weight
Corporate Participants	Return on Capital Employed (ROCE)	60%
	Cash Flow	20%
	Individual Performance Goals*	20%
Profit Center Participants	Return on Capital Employed (ROCE)	60%
	Free Cash Flow (FCF)	20%
	Individual Performance Goals*	20%

*	These awards are established outside the Plan.

Corporate Participants. Awards for Corporate Participants are determined by the Company’s aggregate 2014 financial results. No awards are paid for ROCE achievement below 30% and Cash Flow below $200 million. The maximum payout percentage for ROCE and Cash Flow achievement is capped at 150%. David S. Haffner (Board Chair and Chief Executive Officer), Karl G. Glassman (President and Chief Operating Officer) and Matthew C. Flanigan (Executive Vice President and Chief Financial Officer) are Corporate Participants. Below are the 2014 corporate targets and payout schedule. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results from acquisitions are excluded from the calculations in the year of acquisition.

2014

Corporate Targets and Payout Schedule

ROCE				Cash Flow
Achievement		Payout		Achievement	Payout
Less Than	30.0%	0%		Less Than $ 200.0 M	0%
	30.0%	50%	Threshold	$ 200.0 M	50%
	32.5%	75%		$ 237.5 M	75%
	35.0%	100%	Target	$ 275.0 M	100%
	37.5%	125%		$ 312.5 M	125%
	40.0%	150%	Maximum	$ 350.0 M	150%

Profit Center Participants. For Profit Center Participants, no awards are paid for achievement below 80% of the ROCE and FCF targets for the applicable profit centers under the executive’s management. The ROCE and FCF payouts are each capped at 150%. Joseph D. Downes, Jr. (Senior Vice President, President – Industrial Materials) and Jack D. Crusa (Senior Vice President, President – Specialized Products) are Profit Center Participants. Below are the 2014 profit center payout schedule and targets for Mr. Downes and Mr. Crusa. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results for each profit center may include a critical compliance adjustment, ranging from a potential 5% increase for exceptional safety performance to a 20% deduction for critical compliance failures. Financial results from acquisitions are excluded from the calculations in the year of acquisition.

2014

Profit Center Payout Schedule

ROCE / FCF Achievement			Payout
Less Than	80%		0%
	80%	Threshold	60%
	90%		80%
	100%	Target	100%
	110%		120%
	120%		140%
	125%	Maximum	150%

2014 Profit Center Targets

Segment President	ROCE Target	FCF Target
Industrial Materials (Downes)	31.9%	$49.1M
Specialized Products (Crusa)	39.6%	$80.7M

Individual Performance Goals. An executive’s cash award under the 2014 Award Formula is based, in part, on individual performance goals established outside the 2014 Key Officers Incentive Plan (20% relative weight). The goals for our named executive officers are:

David S. Haffner: Emerging markets expansion, business unit portfolio management;

Karl G. Glassman: Business unit portfolio management, margin enhancement, revenue growth, internal audit compliance, leadership development;

Matthew C. Flanigan: Working capital management, corporate allocations forecasting, information technology initiatives, leadership development;

Joseph D. Downes, Jr.: Divestiture of targeted business, growth and profitability of targeted businesses, working capital management; and

Jack D. Crusa: Expansion and reorganization of targeted businesses, succession planning, purchasing initiatives.

The achievement of the individual performance goals is measured by the following schedule.

Individual Performance Goals Payout Schedule

(1-5 scale)

Achievement	Payout
1 – Did not achieve goal	0%
2 – Partially achieved goal	50%
3 – Substantially achieved goal	75%
4 – Fully achieved goal	100%
5 – Significantly exceeded goal	up to 150%

The foregoing is only a brief description of the 2014 Award Formula and is qualified in its entirety by such formula which is attached and incorporated by reference as Exhibit 10.1. The definitions of ROCE, Cash Flow and FCF and example calculations are included in the attached 2014 Award Formula.

Base Salaries and Target Percentages set for Named Executive Officers. On March 26, 2014, the Committee increased the annual base salaries and set the Target Percentages for each of the named executive officers, which are shown in the table below. Also attached and incorporated by reference as Exhibit 10.2 is the Company’s Summary Sheet for Executive Cash Compensation.

Named Executive Officers	2013 Base Salaries	2014 Base Salaries	2013 Target Percentages	2014 Target Percentages
David S. Haffner, Board Chair and Chief Executive Officer	$1,055,000	$1,090,000	115%	115%
Karl G. Glassman, President and Chief Operating Officer	$785,000	$810,000	90%	90%
Matthew C. Flanigan, EVP and Chief Financial Officer	$475,000	$490,000	80%	80%
Joseph D. Downes, Jr., SVP, President – Industrial Materials	$338,000	$347,300	50%	50%
Jack D. Crusa, SVP, President – Specialized Products	$332,000	$342,000	50%	50%

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	2014 Award Formula under the Company’s 2014 Key Officers Incentive Plan.

10.2*	Summary Sheet for Executive Cash Compensation.

10.3	The Company’s 2014 Key Officers Incentive Plan, effective as of January 1, 2014, filed March 25, 2014 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

*	Filed with this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: March 31, 2014	By:	/s/ JOHN G. MOORE
John G. Moore
Senior Vice President – Chief Legal & HR Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1*	2014 Award Formula under the Company’s 2014 Key Officers Incentive Plan.

10.2*	Summary Sheet for Executive Cash Compensation.

10.3	The Company’s 2014 Key Officers Incentive Plan, effective as of January 1, 2014, filed March 25, 2014 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

*	Filed with this Form 8-K.